================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       SEPTEMBER 13, 2004 (JUNE 28, 2004)

                  BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

           TEXAS                     333-100126                  71-0897613
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1610
              (Registrant's telephone number, including area code)

              1323 NORTH STEMMONS FREEWAY, SUITE 211, DALLAS, TEXAS
                                      75207
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Mid-Term Value Enhancement Fund I LP (the "Partnership") hereby amends its Current Report on Form 8-K dated July 13, 2004 to provide the required financial statements relating to the acquisition by the Partnership of the Northpoint Property, located in Dallas, Texas, as described in such Current Report.

        After reasonable inquiry, the Partnership is not aware of any material factors relating to the Northpoint Property that would cause the reported financial information relating to the Northpoint Property not to be necessarily indicative of future operating results.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

                                                                            Page

(a)     Financial Statements of Businesses Acquired.

        Report of Independent Auditors.........................................3

        Statement of Revenues and Certain Expenses for the year ended
          December 31, 2003 and the six month periods ended
          June 30, 2004 and 2003...............................................4

        Notes to the Statement of Revenues and Certain Expenses ...............5


(b)     Pro Forma Financial Information.

        Unaudited Pro Forma Consolidated Financial Information.................7

        Unaudited Pro Forma Consolidated Statement of Operations for the
          six months ended June 30, 2004.......................................8

        Unaudited Pro Forma  Consolidated  Statement of Operations for
          the year ended December 31, 2003.....................................9

        Unaudited Notes to Pro Forma Consolidated Statements of Operations....10


(c)     Exhibits.

        None

                         REPORT OF INDEPENDENT AUDITORS


To the Partners of Behringer Harvard
  Mid-Term Value Enhancement Fund I LP

We have audited the accompanying Statement of Revenues and Certain Expenses of Northpoint (the "Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Northpoint for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.



/s/ PricewaterhouseCoopers LLP

Dallas, Texas
September 9, 2004


NORTHPOINT
STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX  MONTH PERIODS ENDED JUNE 30, 2004 AND 2003
---------------------------------------------------------------------------------------------------------------------


                                                        Year Ended        Six Months Ended        Six Months Ended
                                                    December 31, 2003       June 30, 2004           June 30, 2003
                                                                             (Unaudited)             (Unaudited)
                                                  ---------------------  ---------------------  ---------------------
Revenues:
Rental Revenue                                      $        1,024,268     $          452,450    $           526,444
Other Income                                                    10,951                    771                  3,096
                                                  ---------------------  ---------------------  ---------------------
       Total revenues                                        1,035,219                453,221                529,540
                                                  ---------------------  ---------------------  ---------------------

Expenses:
Maintenance and service contracts                              113,851                 64,557                 63,692
Utilities                                                      191,351                 93,102                 86,316
Management fees                                                 78,554                 37,545                 39,800
Property taxes and insurance                                    74,072                 44,724                 37,230
Administrative expenses                                          7,142                  2,226                    474
                                                  ---------------------  ---------------------  ---------------------

       Total expenses                                          464,970                242,154                227,512
                                                  ---------------------  ---------------------  ---------------------

                                                  ---------------------  ---------------------  ---------------------
Revenues in excess of certain expenses              $          570,249     $          211,067    $           302,028
                                                  =====================  =====================  =====================







                                   The accompanying notes are an integral part of this statement.


                                                                  4

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION
        On June 28, 2004, Behringer Harvard Mid-Term Value Enhancement Fund I LP (the "Partnership"), acquired a two-story office building containing approximately 79,049 (unaudited) rentable square feet, located on approximately 5.1 acres (unaudited) of land (the "Northpoint Property"). The Northpoint Property is located in Dallas, Texas. The purchase price of the Northpoint Property was approximately $5,800,000. The Northpoint Property is held by Behringer Harvard Northpoint I LP, in which Behringer Harvard Northpoint I GP, LLC, a wholly owned subsidiary of the Partnership, is the general partner and the Partnership is the limited partner.

        The accompanying statement has been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Partnership. The statement is not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property, have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.      LEASES

        At December 31, 2003, the Property was approximately 70% (unaudited) occupied with three tenants. The minimum future cash rentals of tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:


             2004                                                  $    899,911
             2005                                                       924,646
             2006                                                       931,430
             2007                                                       931,854
             2008                                                       787,685
                                                                  --------------
        Total                                                      $  4,475,526
                                                                  ==============

3.      MAJOR TENANTS

        The following presents rental revenue from tenants who individually represent more than 10% of the Property's total rental revenue for the year ended December 31, 2003:

                                                                   2003
                                                             -----------------

        Centex Homes                                          $       466,921
        Medical Edge Healthcare Group                                 339,899
        PRG Schultz, Inc.                                             163,600


4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2004 AND 2003

        The statements for the six-month period ended June 30, 2004 and 2003 are unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statements for the interim period have been included. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year for the operation of the Property

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        On June 28, 2004, the Partnership, acquired a two-story office building containing approximately 79,049 rentable square feet, located on approximately
5.1 acres of land (the "Northpoint Property"). The Northpoint Property is located in Dallas, Texas. The purchase price of the Northpoint Property was approximately $5,800,000. The Partnership used proceeds from its public offering to pay the entire purchase price and all closing costs of the acquisition.

        In the opinion of management of the Partnership, all material adjustments necessary to reflect the effects of the above transaction have been made. The unaudited pro forma consolidated balance sheet is not presented since the Northpoint Property acquisition occurred on June 28, 2004 and was reflected in the historical consolidated balance sheet as of June 30, 2004 as filed by the Partnership on Form 10-Q for the six months ended June 30, 2004.

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Northpoint Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the quarter ended June 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.


                                     BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
                                                 SIX MONTHS ENDED JUNE 30, 2004


                                                 SIX MONTHS ENDED    PRIOR ACQUISITION                      SIX MONTHS ENDED
                                                  JUNE 30, 2004         PRO FORMA         PRO FORMA           JUNE 30, 2004
                                                   AS REPORTED          ADJUSTMENTS      ADJUSTMENTS            PRO FORMA
                                                       (A)                 (B)
                                               -------------------   -----------------  -------------     ---------------------
REVENUE
          Rental revenue                        $         129,805     $        49,451    $   444,755 (C)   $           636,537
                                                                                3,092          9,434 (D)
          Recoverable expenses                                                 28,715          6,075 (E)                34,790
          Other income                                          -                                771 (C)                   771
                                               -------------------   -----------------  -------------     ---------------------
TOTAL REVENUES                                            129,805              81,258        461,035                   672,098

EXPENSES
          Real estate taxes                                25,386              17,882         39,000 (F)                82,268
          Property operating expenses                      16,845                   -        163,383 (G)               197,136
                                                                               10,833          6,075 (E)
          Property and asset management fees                7,150               1,731         15,836 (H)                42,468
                                                                                3,194         14,557 (I)
          General and administrative                      113,859                   -          2,226 (J)               116,085
          Depreciation and amortization                    31,162              22,170        146,114 (K)               199,446
                                               -------------------   -----------------  -------------     ---------------------
TOTAL EXPENSES                                            194,402              55,810        387,191                   637,403

OTHER INCOME                                               11,948                   -              -                    11,948
                                               -------------------   -----------------  -------------     ---------------------

NET INCOME (LOSS)                               $         (52,649)    $        25,448    $    73,844       $            46,643
                                               ===================   =================  =============     =====================

ALLOCATION OF NET INCOME (LOSS):
Net income (loss) allocated to general
  partners                                      $              (3)                                         $                 5
                                               ===================                                        =====================
Net income (loss) allocated to limited
  partners                                      $         (52,646)                                         $            46,638
                                               ===================                                        =====================

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                          542,603                            472,038 (L)             1,014,641
                                               ===================                      =============     =====================

NET INCOME (LOSS) PER LIMITED PARTNERSHIP UNIT  $           (0.10)                                         $              0.05
                                               ===================                                        =====================

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Northpoint Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                                YEAR ENDED    PRIOR ACQUISITION    STATEMENT OF                      YEAR ENDED
                                           DECEMBER 31, 2003      PRO FORMA        REVENUES AND      PRO FORMA    DECEMBER 31, 2003
                                              AS REPORTED        ADJUSTMENTS    CERTAIN EXPENSES    ADJUSTMENTS       PRO FORMA
                                                  (a)                (b)              (c)
                                           ------------------ ----------------- ----------------   -------------  -----------------
Revenue
    Rental revenue                          $              -   $       266,840   $    1,024,268     $    18,868 (d) $     1,309,976
    Recoverable expenses                                   -           130,712           10,951               -            141,663
                                           ------------------ ----------------- ----------------   -------------   ----------------
TOTAL REVENUES                                             -           397,552        1,035,219          18,868          1,451,639

EXPENSES
    Real estate taxes                                      -            86,628           74,072         (10,951)(e)        149,749
    Property operating expenses                            -            44,084          305,202          10,951 (e)        360,237
    Property and asset management fees                     -             8,820           78,554         (78,554)(f)         89,348
                                                           -            15,330                -          35,849 (g)
                                                           -                 -                -          29,349 (h)
    General and administrative                       103,724               767            7,142               -            111,633
    Depreciation and amortization                          -           106,416                -         292,227 (i)        398,643
                                           ------------------ ----------------- ----------------   -------------   ----------------
TOTAL EXPENSES                                       103,724           262,045          464,970         278,871          1,109,610

OTHER INCOME                                              84                 -                -               -                 84
                                           ------------------ ----------------- ----------------   -------------   ----------------

NET INCOME (LOSS)                           $       (103,640)  $       135,507   $      570,249     $  (260,003)    $      342,113
                                           ================== ================= ================   =============   ================

ALLOCATION OF NET INCOME (LOSS):
Net income (loss) allocated to
   general partners                         $            (26)                                                       $           30
                                           ==================                                                      ================
Net income (loss) allocated to
   limited partners                         $       (103,614)                                                       $      342,083
                                           ==================                                                      ================

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                       5,000                                          1,003,982 (j)      1,008,982
                                           ==================                                      =============   ================

NET INCOME (LOSS) PER LIMITED
   PARTNERSHIP UNIT                         $         (20.73)                                                       $        0.34
                                           ==================                                                      ================

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP UNAUDITED NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004

a. Reflects the historical operations of the Partnership for the six months ended June 30, 2004.

b. Reflects the pro-forma revenues and expenses for the Hopkins Property for the period January 1, 2004 through March 12, 2004, date of acquisition, as reported in form 8-K/A dated May 26, 2004.

c.      Reflects the rental revenues and other income from the Northpoint
        Property.

d. Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 46 months.

e. Reflects recoverable revenue and expense associated with the Northpoint Property.

f.      Reflects real estate tax expense associated with the Northpoint
        Property.

g. Reflects the property operating expenses associated with the Northpoint Property.

h. Reflects the property management fees associated with the current management of the Northpoint Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 3.5% of annual gross revenues, as defined in the property management agreement.

i. Reflects asset management fees associated with the Northpoint Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

j.      Reflects the administrative expenses associated with the Northpoint
        Property.

k. Reflects depreciation and amortization of the Northpoint Property using the straight-line method over the estimated useful lives as follows:

                                                           Weighted Average
                                                              Estimated
               Description               Allocation           Useful Life
        ---------------------------  ----------------  -------------------------

        Land                          $    2,000,000                   -
        Building                           3,230,449            25 years
        Real estate intangibles (1)          639,314            3.9 years


        (1) Included in real estate intangibles is $226,590 of above market lease value and $298,916 of below market lease value, which are amortized to rental income. See Note d.

l. Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Northpoint Property and the Hopkins Property. The adjustment is computed as follows:

        Cash needed to acquire the Northpoint Property (purchase price)          $    5,822,663
        Cash needed to acquire the Hopkins Property (purchase price)                  3,056,377
                                                                                 --------------
                                                                                 $    8,879,040
                                                                                 ==============

        Net cash received from each limited unit issued                          $         8.80 (1)
                                                                                 ==============

        Limited Partnership units needed to purchase Northpoint and
        Hopkins Properties                                                            1,008,982

        Plus weighted average of actual outstanding units at
        June 30, 2004 in excess of 1,008,982                                              5,659
        Less historical weighted average units
        outstanding at June 30, 2004                                                   (542,603)
                                                                                 --------------
                                                                                        472,038
                                                                                 ==============

        (1)Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Partnership for the year ended December 31, 2003.

b. Reflects the pro-forma revenues and expenses for the Hopkins Property for the period January 1, 2004 through March 12, 2004, date of acquisition, as reported in form 8-K/A dated May 26, 2004.

c. Reflects the revenues and expenses of the Northpoint Property for the year ended December 31, 2003.

d. Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 46 months.

e. Reflects the adjustment of the historical statement of revenues and certain expenses for a reclassification of insurance expense to property operating expenses.

f. Reflects the reversal of historical property and asset management fees for the Northpoint Property.

g. Reflects the property management fees associated with the current management of the Northpoint Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 3.5% of annual gross revenues, as defined in the property management agreement.

h. Reflects asset management fees associated with the Northpoint Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

i. Reflects depreciation and amortization of the Northpoint Property using the straight-line method over the estimated useful lives as follows:

                                                           Weighted Average
                                                              Estimated
               Description               Allocation           Useful Life
        ---------------------------  ----------------  -------------------------

        Land                          $    2,000,000                   -
        Building                           3,230,449            25 years
        Real estate intangibles (1)          639,314            3.9 years

        (1) Included in real estate intangibles is $226,590 of above market lease value and $298,916 of below market lease value, which are amortized to rental income. See Note d.

        Cash needed to acquire the Northpoint Property (purchase price)       $   5,822,663
        Cash needed to acquire the Hopkins Property (purchase price)              3,056,377
                                                                              -------------
                                                                              $   8,879,040
                                                                              =============

        Net cash received from each limited unit issued                       $        8.80 (1)
                                                                              =============

        Limited Partnership units needed to purchase Northpoint
        and Hopkins Properties                                                    1,008,982
        Less historical weighted average units
        outstanding at December 31, 2003                                             (5,000)
                                                                              -------------
                                                                                  1,003,982
                                                                              =============

        (1)Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BEHRINGER HARVARD MID-TERM VALUE
                                           ENHANCEMENT FUND I LP


                                           BY: BEHRINGER HARVARD ADVISORS I LP
                                                     CO-GENERAL PARTNER




        Dated: September 13, 2004          By: /s/ Gary S. Bresky
                                              ---------------------------------
                                              Gary S. Bresky
                                              Chief Financial Officer and
                                              Treasurer